FormulaFolios Smart Growth ETF

FFSG

SUMMARY PROSPECTUS

September 28, 2018 as amended May 10, 2019

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated September 28, 2018, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at formulafoliofunds.com/smart-growth-etf. You can also obtain these documents at no cost by calling 888-562-8880 or by sending an email request to orderformulafoliosetfs@geminifund.com.

Investment Objective: The Fund seeks to provide capital growth.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing or selling shares of the Fund in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker. These costs are not included in the expense example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	1.32%
Acquired Fund Fees and Expenses(1)	0.10%
Total Annual Fund Operating Expenses	1.77%
Fee Waiver and/or Expense Reimbursement(2)	(1.07%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.70%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(2)	The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least September 30, 2019, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), or extraordinary expenses such as litigation) will not exceed 0.60% of the Fund’s net assets. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years (within the three years from the date the fees have been waived or reimbursed), if such recoupment can be achieved within the lesser of the foregoing expense limits or those in place at the time of recapture. This agreement may be terminated only by the Trust’s Board of Trustees on 60 days’ written notice to the Fund’s adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$118	$392	$687	$1,526

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal period ended May 31, 2018, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

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Principal Investment Strategies: The Fund seeks to achieve its investment objective by investing through other unaffiliated exchange traded funds (“ETFs”) primarily in domestic and foreign (including emerging markets) growth-oriented equity securities of any market capitalization (which include real estate investment trusts (“REITs”)) and US Treasuries or other cash equivalents. The Fund will generally be 100% invested in growth-oriented equity ETFs when the adviser’s investment models indicate a bullish trend for the equity market, and will generally be 50% invested in growth-oriented equity ETFs and 50% invested in US Treasuries and/or other cash equivalents to hedge risk when the adviser’s models indicate a bearish trend for the equity markets.

Half of the Fund’s portfolio is allocated to a basket of growth-oriented equity ETFs. The growth-oriented equity ETFs in the basket were selected based on their potential to generate higher than average returns, mainly in the form of capital appreciation, over a long period of time (at least two years) while carrying a higher than average level of risk (higher than average potential for large decreases in portfolio value) based on historical fundamental market research of various growth asset classes (e.g. small-cap US stocks, large-cap US stocks, emerging market stocks, and developed international stocks). The ETFs in the basket must have competitive expense ratios and closely track the asset class to which the ETF’s strategy is seeking exposure. This half of the Fund’s portfolio is rebalanced once per calendar year.

With the other half of the portfolio, the adviser uses its investment model to identify trends in the equity markets. If the model indicates that the equity markets are in a long-term (at least a year) bullish trend (stock prices are increasing) as measured by a blend of various technical momentum (analysis of price trends and supply and demand in the market in attempt to determine where prices are headed), economic, and behavioral (uses behavioral psychological data to attempt to determine why investors make certain financial decisions) analysis indicators, the model will suggest investments in the same basket of growth-oriented equity ETFs as the other half of the portfolio, so the Fund will be fully invested in growth-oriented equity ETFs. If the model indicates that the equity markets are in a bearish trend (stock prices are decreasing) as measured by a blend of various technical momentum, economic, and behavioral analysis indicators, the model will suggest investments in US treasuries and/or other cash equivalents with the other half of the portfolio, so the Fund will be 50% invested in growth-oriented equity ETFs and 50% invested in US Treasuries and/or other cash equivalents to hedge risk. The technical momentum, economic, and behavioral analysis indicators used to determine if the market is doing well or poorly include moving average crossovers (bearish when the shorter term averages cross below the longer term averages), oscillators (bearish when the current prices are closer to more recent low prices rather than more recent high prices), price acceleration measurements (bearish when trading volume increases as prices are moving down, indicating faster downward price pressure) labor market data (bearish when fewer new jobs are being created and unemployment is trending up), market breadth data (bearish when a higher number of stocks are below their moving averages), earnings data (bearish when earnings estimates are being revised downward and when earnings are falling), and analyst sentiment data (bearish when analysts are revising lower economic growth). This half of the Fund’s portfolio is rebalanced monthly. The Fund will typically hold 6-7 ETFs in its portfolio.

Securities Lending: To generate additional income, the Fund may lend its portfolio securities to qualified banks, broker-dealers and other financial institutions (referred to as “borrowers”), provided that: (i) the loan is continuously secured by collateral in cash, cash equivalents, bank letters of credit or U.S. Government securities equal to at least 100% of the value of the loaned securities, and such collateral is valued, or “marked to market,” daily (borrowers are required to furnish additional collateral to the Fund as necessary to fully cover their obligations); (ii) the loan may be recalled at any time by the Fund and the loaned securities returned; (iii) the Fund will receive any interest, dividends or other distributions paid on the loaned securities; and (iv) the aggregate value of the loaned securities will not exceed 33 1/3% of the Fund’s total assets. The Fund generally retains part or all of the interest received on investment of the cash collateral or receives a fee from the borrower. While this practice will not impact the Fund’s principal investment strategy, it does subject the Fund to the securities lending risk described in this Summary Prospectus.

Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral, which may result in a loss of money to the Fund or a delay in recovering the loaned securities. In addition, in the event of bankruptcy of the borrower, the Fund could experience delays in recovering the loaned securities or only recover cash or a security of equivalent value. Therefore, the Fund will only enter into portfolio loans after a review of all pertinent factors by the Adviser under the oversight of the Board, including the creditworthiness of the borrower and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Adviser. An attempt may be made to recall a loan in time to vote proxies if fund management has knowledge of a material vote respect to the loaned securities and the matter involved would have a material effect on the Fund’s investment in the security. The costs of securities lending are not reflected in the “Annual Fund Operating Expenses” table or “Expense Example” above.

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Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance.

The following describes the risks the Fund bears directly or indirectly through investments in Underlying Funds. As with any fund, there is no guarantee that the Fund will achieve its goal.

Risk	Direct Risk of the Fund	Indirect Risk of the Fund
Emerging Markets		X
Equity Securities		X
ETF Structure	X	X
Fluctuation of NAV	X	X
Foreign		X
Growth Stock		X
Limited History of Operations	X
Management	X	X
REIT		X
Securities Market	X	X
Small and Medium Capitalization Stock		X
Underlying Funds	X
US Government Securities Risk		X

Emerging Markets Risk. Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Equity Securities Risk. Fluctuations in the value of equity securities held by the Fund will cause the net asset value (“NAV”) of the Fund to fluctuate.

•	Common Stock Risks. Common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments. Common stock will be subject to greater dividend risk than preferred stocks or debt instruments of the same issuer. In addition, common stocks have experienced significantly more volatility in returns than other asset classes.
•	Preferred Stock Risks. Generally, preferred stockholders (such as the Fund) have no voting rights with respect to the issuing company unless certain events occur. In addition, preferred stock will be subject to greater credit risk than debt instruments of an issuer, and could be subject to interest rate risk like fixed income securities, as described below. An issuer’s board of directors is generally not under any obligation to pay a dividend (even if dividends have accrued), and may suspend payment of dividends on preferred stock at any time. There is also a risk that the issuer of any of the Fund’s holdings will default and fail to make scheduled dividend payments on the preferred stock held by the Fund.

ETF Investment Risk. Other investment companies, such as ETFs (“Underlying Funds”), in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks. The Fund will be subject to the principal investments risks of Underlying Funds by virtue of the Fund’s investment in each such funds.

ETF Structure Risks. The Fund is structured as an ETF and as a result is subject to the special risks, including:

•	Not Individually Redeemable. Shares are not individually redeemable to retail investors and may be redeemed by the Fund only to Authorized Participants at NAV in large blocks known as “Creation Units.” An Authorized Participant may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.
•	Trading Issues. An active trading market for the Fund’s shares may not be developed or maintained. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.
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•	Market Price Variance Risk. The market prices of shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that shares may trade at a discount to NAV.
o	In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s NAV.
o	To the extent authorized participants (“APs”) exit the business or are unable to process creations or redemptions and no other AP can step in to do so, there may be a significantly reduced trading market in the Fund’s shares, which can lead to differences between the market value of Fund shares and the Fund’s NAV.
o	The market price for the Fund’s shares may deviate from the Fund’s net asset value, particularly during times of market stress, with the result that investors may pay significantly more or receive significantly less for Fund shares than the Fund’s NAV, which is reflected in the bid and ask price for Fund shares or in the closing price.

o    When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of the Fund’s shares and the Fund’s NAV.

o    In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s NAV.

Fluctuation of Net Asset Value Risk. The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the shares on the Exchange. The adviser cannot predict whether the shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. In addition, unlike conventional ETFs, the Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified index. Index based ETFs have generally traded at prices which closely correspond to NAV per share. Actively managed ETFs have a limited trading history and, therefore, there can be no assurance as to whether and/or the extent to which the shares will trade at premiums or discounts to NAV.

Foreign Securities Risk. Since the Fund’s investments may include ETFs with foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.

Growth Stock Risk. Growth stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

Limited History of Operations Risk. The Fund is a new fund with a limited history of operations for investors to evaluate.

Management Risk. The adviser may be incorrect in its assessment of the intrinsic value of the securities the Fund holds which may result in a decline in the value of Fund shares and failure to achieve its investment objective. The Fund’s portfolio managers use qualitative analyses and/or models. Any imperfections or limitations in such analyses and models could affect the ability of the portfolio managers to implement strategies.

REIT Risk. The Fund may invest in REITs. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual REITs in which the Fund invests.

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Securities Lending Risk. The Fund may lend its portfolio securities to financial institutions under guidelines adopted by the Board of Trustees, including a requirement that the Fund receive cash collateral from the borrower equal to no less than 100% of the market value of the securities loaned. The Fund may invest this cash collateral in high quality short-term debt obligations, government obligations, bank guarantees or money market mutual funds. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Securities Market Risk. The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously.

Small and Medium Capitalization Stock Risk. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

US Government Securities Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. The Fund may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises.

Performance: Because the Fund does not have a full calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information will be available at no cost by visiting www.formulafoliofunds.com/smart-growth-etf or by calling 888-562-8880.

Investment Adviser: FormulaFolio Investments, LLC (the “Adviser”)

Portfolio Managers: Jason Wenk, Founder, Director of Product Development and Strategy Consultant of the Adviser and Derek Prusa, CFA, CFP, Senior Market Analyst of the Adviser have served as the Fund’s portfolio managers since it commenced operations in 2017.

Purchase and Sale of Fund Shares: The Fund will issue and redeem ahares at NAV only in large blocks of 25,000 shares (each block of shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities. Individual shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on Cboe BZX Exchange, Inc. (the “Exchange”) and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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